© 2018 Tempur Sealy International, Inc. “Success is strengthening  our Iconic Brands  while driving higher  ROIC through  focused execution” Tempur Sealy  International, Inc.  (TPX) 1

© 2018 Tempur Sealy International, Inc. • Strong brands across a complete portfolio of products • Balanced omni‐channel distribution between wholesale and  direct to consumer • Global manufacturing foot print • Over 7,000 worldwide employees • Structural growth industry, with high ROIC and free cash flow • Industry is relatively concentrated in US and fragmented globally Forward-Looking Statements: This investor presentation contains “forward-looking statements” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. Non-GAAP Financial Information: this presentation includes non- GAAP financial measures. Tempur Sealy  International, Inc.  (TPX) 2 “Success is strengthening  our Iconic Brands  while driving higher  ROIC through  focused execution”

© 2018 Tempur Sealy International, Inc. • Develop the most innovative bedding products in all  the markets we serve • Invest significant marketing dollars to promote our  worldwide brands • Optimize worldwide distribution to be where  consumers want to shop • Drive increases in EBITDA 3 Delivering  Shareholder Value Focus on long‐term  initiatives:

NEW 2018 PRODUCTS 4

© 2018 Tempur Sealy International, Inc. • Simplification & Consistency • Consumer‐Led Language • Raising the Innovation Quotient Putting the  Consumer First 5 • Market‐Leading Product • Clear Differentiation between Price  Points • Easier Selling to Drive Higher ASP’s Designed to Win at Retail

© 2018 Tempur Sealy International, Inc.6 The most integrated product  offering in the brand’s history… …to improve SKU productivity  and increase unit market share

TEMPUR + SEALY

2017 Tempur-Pedic Lineup

TEMPUR-PEDIC				TEMPUR-PEDIC BREEZE		
PRIMA	SUPREME	ELITE	LUXE	SUPREME	ELITE	LUXE
						
Cloud Prima	Cloud Supreme	Cloud Elite	Cloud Luxe	Cloud Supreme		Cloud Luxe
						
	Contour Supreme	Contour Elite	Contour Luxe		Contour Elite	Contour Luxe
						
Flex Prima	Flex Supreme	Flex Elite		Flex Supreme		

7

© 2018 Tempur Sealy International, Inc.

© 2018 Tempur Sealy International, Inc.8 Future Tempur‐Pedic Lineup LAUNCHING OVER THE NEXT YEAR TEMPUR‐BREEZETEMPUR‐ADAPT ADAPT PROADAPT LUXEADAPT breeze° SOFT FIRM MEDIUM HYBRID MEDIUM HYBRID $1,999 $2,799

© 2018 Tempur Sealy International, Inc.9

© 2018 Tempur Sealy International, Inc.10 • TEMPUR‐APR, Advanced Pressure Relief • SMARTCLIMATE® Dual Cover System • Removable washable cover TEMPUR‐ProAdapt™ Advanced pressure relief  for deep relaxation: $2,799 Mattress SRP SOFT FIRMMEDIUM HYBRID

© 2018 Tempur Sealy International, Inc.11 • Breakthrough formulation • Only the 4th Tempur material  ever developed • Improved pressure relief TEMPUR‐APR TEMPUR‐APR®

© 2018 Tempur Sealy International, Inc.12 • Ultra High Molecular Weight Yarn • Greater Cooling Power • Significantly more Stretch and  Durability COOL‐TO‐TOUCH  REMOVABLE COVER TEMPUR‐APR® SMARTCLIMATE® DUAL COVER SYSTEM

© 2018 Tempur Sealy International, Inc.13 TEMPUR‐Adapt™ Advanced pressure relief  for deep relaxation: • Original TEMPUR Support Technology • Cool‐to‐Touch Cover  MEDIUM HYBRID $1,999 Mattress SRP

© 2018 Tempur Sealy International, Inc.14 PROLo PROMid PROHi • Premium Knit Covers with New Cooling Technology • New Constructions to Unlock New Feels Cloud PREMIUM $149 SRP PROMOTIONAL $99 SRP TEMPUR‐Adapt™ Personalized Support and  Choice to Win at Retail:

© 2018 Tempur Sealy International, Inc.15 SEALY HYBRID 2018

© 2018 Tempur Sealy International, Inc.16 Sealy Hybrid Leveraging the Best of  Both Worlds: • Responsive Support of Innerspring with Conforming  Comfort of Memory Foam • Sealy’s Coolest Hybrid • Latest in Posturepedic Technology with 20% more Coils  in the Center Collections $1,099 Essentials $1,299 $1,599 Performance $1,999 $2,499 Premium

TEMPUR + SEALY

Power Bases

Complements ALL Tempur Sealy Mattresses:

- Streamlined, upgraded range
- Supports Tempur-Pedic, Stearns & Foster, and Sealy



EASE
$799

KEY FEATURES:
- Head + Foot Adjustment
- Wireless Remote
- Flat + Zero G Preset
- Adjustable Legs
- Improved Fabric Durability
- Zero Clearance
- 650 Weight Capacity



TEMPUR-PEDIC
ERGO
$1,299

KEY FEATURES:
- Head + Foot Adjustment
- Wireless Remote
- 2 Zone Massage
- USB Ports on Both Sides
- Under Bed Lighting
- Anti-Snore Preset
- Flat + (4) Presets
- Adjustable Legs
- Zero Clearance
- Increased Weight Capacity (700 lbs.)



TEMPUR-PEDIC
ERGO EXTEND
$1,999

KEY FEATURES:
- Head + Foot Adjustment
- Wireless Remote
- Perfect Seat
- Deck-on-Deck
- Passive Pillow Tilt
- 2x Massage
- USB Ports on Both Sides
- Under Bed Lighting
- Anti-Snore Preset
- Flat + (4) Presets
- Adjustable Legs
- Zero Clearance
- Increased Weight Capacity (850 lbs.)

17

© 2018 Tempur Sealy International, Inc.

© 2018 Tempur Sealy International, Inc.18 Tempur‐Pedic received the highest numerical score among 7 companies in the J.D. Power  2017 Mattress Satisfaction Report, based on 1,219 total responses which measures the  opinions of customers who purchased a mattress in the previous 12 months, surveyed  October 2017. Your experiences may vary. Visit jdpower.com. Copyright 2018 Tempur‐Pedic  North America, LLC. All rights reserved. POWER UP WITH  THE AWARD  WINNER #1 in Support, Comfort, and Value

MANAGEMENT COMMENTS

© 2018 Tempur Sealy International, Inc. Expect $12 million of incremental launch expenses  in North America, principally in the second and  fourth quarters 2018 Comments 2018 20 The Company expects to provide full year financial guidance during the  fourth quarter earnings call in February 2018. In advance of this, the  Company has provided the following comments on 2018.  The Company expects to:  Launch new Tempur‐Pedic and Sealy Hybrid products in North  America  Institute price increases on Tempur‐Pedic, Sealy, and Stearns &  Foster products in North America; together with continued  operational improvements this is expected to offset the  anticipated $30 million headwind to EBITDA from commodity cost  inflation  Invest significant marketing dollars to promote our brands  Expand its omnichannel strategy to optimize worldwide  distribution  After an initial review of the US Tax Reform, it is expected to have  a positive impact to our effective tax rate which is estimated to be  26 – 28%  Drive improvements in EBITDA Certain tax assets and liabilities recorded on our  balance sheet will be revalued; the net impact of  these are expected to be positive in 2017 We are continuing to evaluate the 2017 impact to our financial statements  as additional guidance about the new tax law is made available.

© 2018 Tempur Sealy International, Inc. Improving the Sleep  of More People  Every Night,  All Around the World Thank you for  your interest in  Tempur Sealy  International For more information please email: investor.relations@tempursealy.com 21

Forward‐Looking Statements This investor presentation contains "forward‐looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans,  objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects,"  "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward‐looking statements. These forward‐looking statements include,  without limitation, statements relating to the Company’s expectations regarding the Company’s plans in 2018 with respect to product launches, price increases and expansion of its omnichannel strategy, expectations regarding the ability to reduce costs in a reduced sales or recession scenario and expectations regarding commodity costs in 2018, and the anticipated ability to offset  commodity cost increases, expectations regarding improving EBITDA in 2018 and expectations regarding the anticipated impact in 2017 and 2018 of the recent tax reform legislation. All forward‐ looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs  will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward‐looking statements. These risk factors  include risks associated with the termination of the Company's relationship with Mattress Firm; risks associated with the Company's capital structure and debt level; general economic, financial  and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the  Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising  from global events; the effects of changes in foreign exchange rates on the Company's reported earnings; consumer acceptance of the Company's products; industry competition; the efficiency  and effectiveness of the Company's advertising campaigns and other marketing programs; the Company's ability to increase sales productivity within existing retail accounts and to further  penetrate the Company's retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of  retailers on revenues and costs; changes in demand for the Company's products by significant retailer customers; the Company's ability to expand brand awareness, distribution and new  products; the Company's ability to continuously improve and expand its product line, maintain efficient, timely and cost‐effective production and delivery of its products, and manage its growth;  the effects of strategic investments on the Company's operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the  outcome of various pending tax audits or other tax, regulatory or investigation proceedings and outstanding litigation; changing commodity costs; the effect of future legislative or regulatory  changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of  Directors. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those  expressed as forward‐looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company’s Annual  Report on Form 10‐K for the year ended December 31, 2016. There may be other factors that may cause the Company's actual results to differ materially from the forward‐looking statements. The Company undertakes no obligation to update any forward‐looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company.  For a more detailed discussion of the Company’s financial performance, please refer to the  Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur‐Pedic®, the TEMPUR‐PEDIC & Reclining Figure Design®, TEMPUR‐Adapt™, TEMPUR‐ProAdapt™, TEMPUR‐Cloud®, TEMPUR‐Choice®, TEMPUR‐Weightless®, TEMPUR‐Contour™,  TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY TEMPUR‐PEDIC®, TEMPUR‐Simplicity®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™, TEMPUR‐Comfort™,  TEMPUR‐Traditional™, TEMPUR‐Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM® are trademarks, trade names or service marks of Tempur Sealy  International, Inc. and/or its subsidiaries.  All other trademarks, trade names and service marks in this presentation are the property of the respective owners. 22